UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 21, 2007
(Date of earliest event reported)
John D. Oil and Gas Company
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30502 (Commission File Number)	94-6542723 (I.R.S. Employer Identification No.)

8500 Station Street, Suite 345 Mentor, Ohio (Address of principal executive offices)	44060 (Zip Code)
(440) 974-3770
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On May 21, 2007, John D. Oil and Gas Company (the “Company”) completed the sale of it’s self-storage facility located in Gahanna, Ohio pursuant to the Purchase and Sale Agreement (the “Agreement”) among Liberty Self-Storage, Ltd. (the trade name of the Company), Columbus Tile Yard, LLC and Buckeye Storage of Gahanna LLC, or its nominee, for the purchase price of $1,400,000. The original purchase price was reduced by $50,000 pursuant to an amendment to the Agreement in December 2006. $150,000 of the purchase price was allocated to the vacant land owned by Columbus Tile Yard. Richard M. Osborne, the Company’s Chairman of the Board and Chief Executive Officer, is the owner of Columbus Tile Yard.
Item 9.01. Financial Statements and Exhibits.
     (b) Pro Forma Financial Information.
     Included as Exhibit 99.1 to this Current Report on Form 8-K are:
•	unaudited pro forma consolidated statements of operations for the three months ended March 31, 2007 and the year ended December 31, 2006 that give effect to the sale of the Gahanna facility as if the sale had occurred on January 1, 2006, and

•	an unaudited pro forma consolidated balance sheet as of March 31, 2007 that gives effect to the sale of the Gahanna facility as if the sale had occurred on March 31, 2007.
These unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved by the Company had the sale of the Gahanna facility been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma financial statements and the accompanying notes should be read together with the Company’s annual report on Form 10-KSB for the year ended December 31, 2006 and the Company’s quarterly report on Form 10-QSB for the quarter ended March 31, 2007.
     (d) Exhibits.
10.1 The Purchase and Sale Agreement among Liberty Self-Storage, Ltd., Columbus Tile Yard, LLC and Buckeye Storage of Gahanna LLC, or its nominee, effective as of October 5, 2006 (incorporated herein by reference to Exhibit 10.1 of the Form 8-K of the Company filed with the Securities and Exchange Commission on October 12, 2006)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John D. Oil and Gas Company

By:	/s/ C. Jean Mihitsch

Name: Title:	C. Jean Mihitsch Chief Financial Officer
Dated: May 25, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1	The Purchase and Sale Agreement among Liberty Self-Storage, Ltd., Columbus Tile Yard, LLC and Buckeye Storage of Gahanna LLC, or its nominee, effective as of October 5, 2006 (incorporated herein by reference to Exhibit 10.1 of the Form 8-K of the Company filed with the Securities and Exchange Commission on October 12, 2006)

99.1	Unaudited Pro Forma Financial Statements
(i)	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2007

(ii)	Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2007

(iii)	Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2006